             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                            SF HOLDINGS GROUP, INC.

                         EXCHANGEABLE PREFERRED STOCK
                             PAR VALUE $.001 EACH


THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL
OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS

This is to Certify that                                     is the owner of
                       -------------------------------------

--------------------------------------------------------------------------------
  FULLY PAID AND NON-ASSESSABLE SHARES OF THE EXCHANGEABLE PREFERRED STOCK OF


                            SF HOLDINGS GROUP, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Date:


--------------------------                            -------------------------
  SECRETARY/TREASURER                                         PRESIDENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:




TEN COM   --as tenants in common                         UNIF GIFT MIN ACT --      Custodian
TEN ENT   --as tenants by the entireties                                      -----------------------------
JT TEN    --as joint tenants with right of                                      (Cust)           (Minor)
            survivorship and not as tenants in common                         under Uniform Gifts to Minors
                                                                              Act
                                                                                 --------------------------
                                                                                       (State)

               Additional abbreviations may also be used though not in the above list.



FOR VALUE RECEIVED _ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-----------------------------------------------------------------------SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

---------------------------------------------------------------------ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.
DATED              19
     --------------  -----
     IN PRESENCE OF
                       --------------------------------------------------------

-----------------------



     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.